UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2012 (November 19, 2012)

Express Scripts Holding Company

(Exact name of registrant as specified in its charter)

Delaware	001-35490	45-2884094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO		63121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 314-996-0900

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2012, Express Scripts Holding Company (the “Company”) appointed Jeffrey Hall, its current executive vice president and chief financial officer, to serve as the Company’s principal accounting officer, effective November 19, 2012. The Company’s previous principal accounting officer resigned on September 27, 2012 and the Company continues to work to identify a permanent replacement. Mr. Hall, who is 44 years old, has served as the Company’s executive vice president and chief financial officer since joining the Company in 2008. Prior to joining the Company, Mr. Hall was senior vice president and chief financial officer of KLA-Tencor, a Delaware company.

There are no family relationships among any of the Company’s directors and executive officers and Mr. Hall. There are no related party transactions between the Company and Mr. Hall reportable under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

The unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2011 and the nine months ended September 30, 2012, in each case together with the notes thereto, are attached hereto as Exhibits 99.1 and 99.2, respectively and are being filed herewith solely for the purpose of incorporating by reference the pro forma condensed combined financial information required by United States securities laws to be included in the Company’s Registration Statement on Form S-4 to be filed immediately following the filing of this Current Report on Form 8-K. The unaudited pro forma condensed combined statements of operations reflect the combination of Express Scripts, Inc. and Medco Health Solutions, Inc. under a new holding company, Express Scripts Holding Company, as if they had occurred on the first day of the earliest period presented.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2011, together with the notes thereto.

99.2	Unaudited pro forma condensed combined statement of operations of the Company for the nine months ended September 30, 2012, together with the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Express Scripts Holding Company
(Registrant)

By:	/s/ Keith J. Ebling
Name:	Keith J. Ebling
Title:	Executive Vice President and
General Counsel

Dated: November 19, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2011, together with the notes thereto.

99.2	Unaudited pro forma condensed combined statement of operations of the Company for the nine months ended September 30, 2012, together with the notes thereto.